Filed pursuant to Rule 497(a)

Registration No. 333-261732

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer:	Hercules Capital, Inc. [“HTGC”]
Expected Ratings (Moody’s/Kroll):	Baa3 / BBB+ (Stable / Stable) *
Format:	SEC Registered
Ranking:	Senior Unsecured Notes
Total Size:	$350mm
Coupon Type:	Fixed, Semi-Annual
Tenor:	5yr FXD
Maturity:	January 20, 2027
Launch Spread:	T+200
Optional Redemption:	Make Whole Call
Par Call:	1mo Prior to Maturity
Change of Control:	100%
Use of Proceeds:	(I) to repay the 2022 Convertible Notes,
(II) to fund investments in debt and equity securities in accordance with the Company’s investment objective, and
(III) for other general corporate purposes.
ISIN:	US427096AJ17
CUSIP:	427096 AJ1
Active Bookrunners:	GS (B&D) / RBC / SMBC
Co-Managers:	HSBC/Zions Capital Markets
Denominations:	$2,000 x $1,000
Sales into Canada:	No
Settlement:	T+3 (January 20, 2022)
Timing:	Books subject, allocations and pricing shortly

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Hercules Capital, Inc. before investing. A preliminary prospectus supplement dated January 14, 2022, together with an accompanying prospectus dated December 17, 2021, have been filed with the Securities and Exchange Commission (the “SEC”), which contain this and other information about Hercules Capital, Inc. and should be read carefully before investing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement and the accompanying prospectus, and this announcement, do not constitute an offer to sell or a solicitation of an offer to buy securities in any state or jurisdiction where such offer and sale is not permitted.

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION). SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.